Exhibit 10.2

NINTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

This NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 18, 2019 (the “Ninth Amendment Effective Date”), is among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the other Loan Parties party hereto, the lenders party hereto and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as an L/C Issuer and a Lender.
WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Existing Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 12, 2013, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 5, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 27, 2014, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of June 23, 2015, that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of April 27, 2016, that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of February 21, 2018, that certain Seventh Amendment to Third Amended and Restated Credit Agreement dated as of July 24, 2018, that certain Eighth Amendment to Third Amendment and Restated Credit Agreement dated as of April 16, 2019, and as the same may be further renewed, extended, amended, restated or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested, and the Administrative Agent and the L/C Issuers have agreed, the Person signatory to this Amendment under the caption “New Lender” (the “New Lender”) become a Lender under the Credit Agreement with a Commitment in the amount as shown for such New Lender on Schedule 2.01 to the Credit Agreement, as amended by this Amendment;
WHEREAS, the Existing Lenders signatory to this Amendment under the caption “Exiting Lenders” (each, an “Exiting Lender”, and collectively, the “Exiting Lenders”) have elected not to remain as lenders following the effectiveness of this Amendment, and, as a result thereof, the Borrower has agreed to pay the Exiting Lenders all principal, interest, fees and other charges owed to the Exiting Lenders under the Loan Documents subject to the terms and conditions hereof; and
WHEREAS, the Borrower has requested that the Administrative Agent, the Existing Lenders and the New Lender agree to amend the Credit Agreement as more fully set forth in this Amendment, subject to the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Unless otherwise defined in this Amendment, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Amendment). The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment mutatis mutandis.

Section 2.Amendments to Credit Agreement.

(a)    In reliance on the representations, warranties, covenants and agreements contained in this Amendment, but subject to the satisfaction of each condition precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Ninth Amendment Effective Date (i) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (ii) to add the blue or green text (indicated textually in the same manner as the following examples: double underline text and double underline text), in each case, as set forth in the marked copy of the Credit Agreement attached as Annex I hereto and made a part hereof for all purposes.
(b)    Schedule 2.01 attached to the marked copy of the Credit Agreement attached as Annex I hereto reflects, after giving effect to the Ninth Amendment Effective Date and the provisions of Section 3 below, all of the Lenders and the Pro Rata Share and the Committed Sum of each Lender. Upon the Ninth Amendment Effective Date, (i) each Lender who holds Loans in an aggregate amount less than its respective Pro Rata Share (after giving effect to this Amendment) of all Committed Loans shall advance new Committed Loans which shall be disbursed to the Administrative Agent and used to repay (x) the Committed Loans outstanding to each Lender (other than Exiting Lenders) who holds Committed Loans in an aggregate amount greater than its respective Pro Rata Share of all Committed Loans and (y) the Committed Loans outstanding immediately prior to the Ninth Amendment Effective Date held by each Exiting Lender, (ii) each Lender’s (including each Exiting Lender’s) participation in the L/C Obligations shall be automatically adjusted (x) with respect to each Lender other than an Exiting Lender, to equal its Pro Rata Share (after giving effect to this Amendment) and (y) with respect to each Exiting Lender, to zero, and (iii) such other adjustments shall be made as the Administrative Agent shall specify so that the amount of each Lender’s respective Outstanding Amount equals (x) with respect to each Lender other than an Exiting Lender, its Pro Rata Share (after giving effect to this Amendment) of the Outstanding Amount of all Committed Loans and L/C Obligations and (y) with respect to each Exiting Lender, zero.
Section 3.Exiting Lenders. Subject to the occurrence of the Ninth Amendment Effective Date, each of the Exiting Lenders hereby (a) consents to this Amendment as required under Section 10.01 of the Credit Agreement solely with respect to and to the extent such consent is necessary to effect the provisions of Section 2(b) above and this Section 3 and (b) acknowledges and agrees to Section 2(b) of this Amendment. Each of the parties hereto hereby agrees and confirms that after giving effect to Section 2(b) of this Amendment, each Exiting Lender’s Committed Sum shall be $0, its Commitments to lend and all of its obligations under the Credit Agreement shall be terminated and each of the Exiting Lenders shall cease to be a Lender for all purposes under the Loan Documents; provided that each Exiting Lender shall retain all rights (including without limitation all indemnification rights) that by the express terms of the Credit Agreement survive with respect to Persons who cease to be Lenders under the Loan Documents pursuant to the terms thereof. The Existing Lenders and the New Lender hereby waive any requirement of the Credit Agreement (including Section 2.03(e) of the Credit Agreement) that requires payments to Lenders to be made on a pro rata basis solely to the extent necessary to permit the payment to the Exiting Lenders of the amounts required by Section 2(b) and Section 5(h) of this Amendment. For the avoidance of doubt, in addition to the payments of principal, reallocations, adjustments and other actions contemplated under Section 2(b) of this Amendment and this Section 3, the Borrower shall pay (or cause to be paid) all interest, fees and other charges owed to the Exiting Lenders under the Loan Documents as of the Ninth Amendment Effective Date, including without limitation in connection with the payment in full of the Committed Loans held by, and the termination in full of all Commitments of, such Exiting Lenders contemplated hereby.

Section 4.New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such actions as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender (x) represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it meets all the requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 10.07(b)(iii) of the Credit Agreement), (c) from and after the Ninth Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (d) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitment and either it, or the Person exercising discretion in making its decision to acquire its Commitment, is experienced in acquiring assets of such type, (e) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment, (f) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to provide its Commitment, and (g) it has delivered all documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; and (y) agrees that (a) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (b) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 5.Conditions of Effectiveness. This Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:
(a)the Administrative Agent has received a counterpart of this Amendment (which may be by telecopy or other electronic transmission) executed by the Borrower, the MLP, the other Loan Parties, the Administrative Agent, each of the Existing Lenders and the New Lender;

(b)the Administrative Agent has received an amended and restated promissory note payable to each Lender that has previously requested a promissory note, as applicable, or that is requesting a promissory note pursuant to Section 2.09(a) of the Credit Agreement in the amount of such Lender’s Commitment as indicated on Schedule 2.01 to the Credit Agreement (as amended hereby); provided that each such Lender receiving a replacement promissory note hereby agrees to return its existing original promissory note to the Borrower promptly after receiving such replacement promissory note;

(c)the Administrative Agent has received a certificate signed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement as of such date, (iii) since December 31, 2018, there has been no event or circumstance that has or could reasonably be expected to have a Material Adverse Effect, (iv) there is no litigation, investigation or proceeding known to and affecting the Borrower or any Affiliate for which the Borrower is required to give notice under the Credit Agreement, and (v) no action, suit, investigation or proceeding is pending or, to the knowledge of such officer, threatened in any court or before any arbitrator or Governmental Authority by or against the Borrower, any Guarantor, the MLP’s general partner, or any of their respective properties that could reasonably be expected to have a Material Adverse Effect;

(d)the Administrative Agent has received (1) a certificate of each Loan Party, dated as of the Ninth Amendment Effective Date and executed by an appropriate officer, which shall (a) certify the resolutions or other action authorizing the execution, delivery and performance of this Ninth Amendment and (b) certify that certain documents previously delivered to the Administrative Agent are in full force and effect as of the Ninth Amendment Effective Date or contain appropriate attachments, including the certificate or articles of incorporation or organization or equivalent constitutional documents of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, and incumbency certificates, and (2) a good standing certificate for each Loan Party from its jurisdiction of incorporation or organization as of a recent date;

(e)the Administrative Agent has received a certificate from a financial officer of the Borrower certifying that after giving pro forma effect to this Amendment, the MLP, the Borrower and their respective Subsidiaries (on a consolidated basis) are Solvent as of the Ninth Amendment Effective Date;

(f)the Administrative Agent has received an opinion of Baker Botts L.L.P., counsel to the Loan Parties in form and substance reasonably acceptable to the Administrative Agent;

(g)the Administrative Agent has received from the Borrower and/or the other Loan Parties (i) all fees agreed to in writing by the Borrower that are due and payable and owed to the Administrative Agent, the Arrangers, their respective Affiliates, the Existing Lenders or the New Lender, in each case in connection with the execution of this Amendment, and (ii) all reasonable and documented out-of-pocket fees and expenses of the Administrative Agent and its Affiliates in connection with the preparation, negotiation, syndication and execution of this Amendment, including, without limitation, the reasonable and documented out-of-pocket fees, disbursements and other charges of Vinson & Elkins L.L.P., counsel to the Administrative Agent, in all cases that are invoiced to the Borrower at least two (2) Business Days prior to the Ninth Amendment Effective Date;

(h)the Administrative Agent (on behalf of the Exiting Lenders) has received, or will receive substantially concurrently with the effectiveness of this Amendment, in connection with the reallocation and termination of the Commitments of, and the payment in full of Committed Loans of, the Exiting Lenders contemplated by this Amendment, immediately available funds necessary to pay all principal, interest, fees and other charges owed to the Exiting Lenders under the Loan Documents; and

(i)the Administrative Agent has received all documentation and other information about the Loan Parties as shall have been reasonably requested by the Administrative Agent or the Arrangers in respect of applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, (a) the Act and, (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower.

Without limiting the generality of the provisions of Article IX of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5, each Existing Lender and the New Lender, as applicable, that has signed this Amendment shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required under this Section 5, in each case, in accordance with the requirements of the Credit Agreement, to be consented to or approved by or to be acceptable or satisfactory to a Lender. Upon the satisfaction (or waiver in accordance with Section 10.01 of the Credit Agreement) of the conditions set forth in this Section 5, the Administrative Agent shall promptly provide written notice to the Borrower, the Existing Lenders, the New Lender and the L/C Issuers of the effectiveness of this Amendment, and such notice shall be conclusive and binding.
Section 6.Post-Closing Condition. Within 30 days after the Ninth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received from the Borrower (i) an amendment to each applicable Mortgage to extend the maturity date described therein, (ii) funds sufficient to pay any filing or recording tax or fee in connection with the filing of such amendments to the applicable Mortgages, or has made arrangements satisfactory to the Administrative Agent and the Arrangers for payment of such amounts and (iii) opinions of local counsel in each jurisdiction applicable to the Mortgages as reasonably requested by the Arrangers in each case in form and substance reasonably acceptable to the Arrangers.

Section 7.Representations and Warranties. In order to induce the Administrative Agent, the Existing Lenders and the New Lender to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Existing Lender and the New Lender that:

(a)This Amendment, the Credit Agreement as amended hereby, and each other Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity);

(b)The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Ninth Amendment Effective Date, after giving effect to this Amendment, as if made on and as of the Ninth Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to this Amendment and the transactions contemplated hereby; and

(d)No Loan Party has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof, either immediately before or immediately after giving effect to this Amendment.

Section 8.Effect of Amendment.
(a)This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended hereby. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)Each of the undersigned Guarantors is executing this Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this Amendment and the transactions contemplated hereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Amendment. The Borrower and each of the other Loan Parties hereby confirms and agrees that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the other Loan Parties, remain in full force and effect, are unimpaired by this Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

(c)No failure or delay on the part of the Administrative Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents or applicable law.

(d)Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

Section 9.Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.
MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership
By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:     /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership,
as a Guarantor

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President, Treasurer
and Chief Financial Officer

MARTIN OPERATING GP LLC,
a Delaware limited liability company,
as a Guarantor

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President and
Chief Financial Officer

TALEN’S MARINE & FUEL, LLC,
a Louisiana limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President, Treasurer and
Chief Financial Officer

CARDINAL GAS STORAGE PARTNERS LLC,
a Delaware limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

MARTIN TRANSPORT, INC.,
a Texas corporation,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President and Chief
Financial Officer

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By: /s/ Rodica Dutka
Name:    Rodica Dutka
Title:    Manager, Agency

ROYAL BANK OF CANADA,
as a Lender and an L/C Issuer

By: /s/ Jason S. York
Name: Jason S. York
Title:     Authorized Signatory

Wells Fargo Bank, N.A.,
as Syndication Agent, a Lender and an L/C Issuer

By: /s/ Brandon Kast
Name:    Brandon Kast
Title:    Director

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Brody Summerall
Name: Brody Summerall
Title: Vice President

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Jameson Burke
Name: Jameson Burke
Title: Senior Vice President

BBVA USA,
as a Lender

By: /s/ Jay Tweed
Name: Jay Tweed
Title: Senior Vice President

CADENCE BANK, N.A.,
as a Lender

By: /s/ David Anderson
Name: David Anderson
Title: Senior Vice President

COMERICA BANK,
as a Lender

By: /s/ Jessica L. Burgess
Name: Jessica L. Burgess
Title: Vice President

NATIXIS, NEW YORK BRANCH
as a Lender and an L/C Issuer

By: /s/ Carlos Quinteros
Name: Carlos Quinteros
Title: Managing Director

By: /s/ Jarrett Price
Name: Jarrett Price
Title: Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Lincoln LaCour
Name: Lincoln LaCour
Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Christopher Kuna
Name: Christopher Kuna
Title: Director

BNP PARIBAS,
as a Lender

By: /s/ Redi Meshi
Name: Redi Meshi
Title: Vice President

By: /s/ Delphine Gaudiot
Name: Delphine Gaudiot
Title: Director

NEW LENDER:
WOODFOREST NATIONAL BANK,
as the New Lender

By: /s/ Sushim Shah
Name: Sushim Shah
Title: SVP

Each of the Exiting Lenders are executing this Amendment as of the date and year first above written for the sole purpose of Section 3 hereof.
EXITING LENDERS:

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Exiting Lender

By: /s/ Shai Bandner /s/ My Nguyen
Name: Shai Bandner My Nguyen
Title: Director Analyst

PNC BANK, NATIONAL ASSOCIATION,
as an Exiting Lender

By: /s/ Christopher B. Gribble
Name: Christopher B. Gribble
Title: Senior Vice President

RAYMOND JAMES BANK, N.A.,
as an Exiting Lender

By: /s/ John Harris
Name: John Harris
Title: Managing Director

GOLDMAN SACHS BANK USA,
as an Exiting Lender

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

SUNTRUST BANK,
as an Exiting Lender

By: /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

REGIONS BANK,
as an Exiting Lender

By: /s/ David C. Valentine
Name: David C. Valentine
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as an Exiting Lender

By: /s/ Michael Maguire
Name: Michael Maguire
Title: Executive Director

Annex I
Credit Agreement
[attached]